EXHIBIT 10.1

ACCUREXA INC.

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is dated and effective as of January 12, 2015 (the “Effective Date”), between ACCUREXA INC., a Delaware company (the “Company”) and LIM DEVELOPMENT GROUP, a California corporation (“Consultant”).

RECITALS

WHEREAS, the Company desires to retain Consultant to provide certain services as provided herein and Consultant is willing to provide such services to the Company pursuant to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the following terms, conditions and agreements of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.

Engagement.  The Company hereby engages Consultant to provide the Services set forth in Section 2 below and Consultant accepts such engagement pursuant to the terms of this Agreement.

2.

Services.

(a)

Consultant shall provide the following services (the “Services”) to the Company:

(i)

Scientific advisory in the development, partnering and commercialization of the Microinjection Brain Catheter [UC Case No. SF2012-063] that the Company has licensed from the Regents of the University of California.

(ii)

Serve as a member of the Company’s Scientific Advisory Board.

(iii)

Scientific and technical presentation of the Microinjection Brain Catheter to potential customers and investors.

(b)

Consultant shall perform the Services in accordance with all applicable laws, rules and regulations.

(c)

Consultant is retained by the Company only for the purpose and to the extent set forth in this Agreement and Consultant’s relationship to the Company shall, during the Term (as defined below), be that of an independent contractor.  Consultant may not enter into any agreement, understanding or other commitment that is binding on the Company, or represent to any third party or imply in any way that Consultant has such authority.

(d)

The parties agree and acknowledge that (i) Daniel Lim (“Lim”), Consultant’s principal and sole shareholder, is presently employed by the University of

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

California, San Francisco School of Medicine (“UCSF”), (ii) as of the Effective Date, Lim intends to remain employed by UCSF for the foreseeable future, (iii) Lim is bound by and subject to various rules and regulations governing activities to be performed outside of Lim’s employment with UCSF, including, without limitation, the confidential “University of California, San Francisco School of Medicine Implementing Guidelines for the Health Sciences Compensation Plan” (the “UCSF Plan”), (iv) it is the parties’ intent and understanding that the consideration to be provided to Consultant for the Services is consistent with and permitted by the terms of Lim’s employment with UCSF, including, without limitation, the provisions of the UCSF Plan and (v) the parties agree to take whatever actions are reasonably necessary to insure that the consideration to be provided hereunder for the Services complies with the terms of Lim’s employment with UCSF, including, without limitation, the UCSF Plan, such actions to include, but not be limited to, modifications to the consideration so as to effect the economic agreement of the parties in a manner that is consistent with Lim’s employment with UCSF, including, without limitation, the USCF Plan.

3.

Consideration; Expenses.  The consideration for the Services shall consist of the following, subject to Section 2(d) above:

(a)

Project Fee.  For each project regarding which Consultant will provide the Company with any advice, consultation or other service, Consultant shall receive a cash fee (the “Project Fee”) equal to no less than ten percent of the project value, such value shall be equal to no less than the amount of cash invested in such project by the Company and any other parties.  The precise amount of the Project Fee shall be negotiated on a project-by-project basis, with each such Project Fee to be agreed upon by the parties no less than ten business days prior to the commencement of any work on such project by Consultant.  The Project Fee for each project shall be paid in equal monthly installments from the commencement of Consultant’s work on each such project.

(b)

Other Fees.  In addition to the Project Fee, for specific research and development and regulatory projects, Consultant shall receive either an hourly rate of $[500-1,000] per hour or a Project Fee, either of which will be determined and agreed upon by Consultant and the Company prior to commencement of any such work on such projects.

(c)

Promissory Note.  Concurrently with the execution and delivery of this Agreement, the Company shall issue to Lim or another individual appointed by Consultant a promissory note in the form attached hereto as Exhibit A (the “Note”).  The parties agree and acknowledge that it is their mutual understanding and intent that the terms of the Note and its issuance are permitted by the UCSF Plan without the requirement of the payment of any sums or other obligations owed by Consultant or Lim to UCSF as a result of the issuance of the Note.  If it is ultimately determined that the issuance of the Note causes Consultant or Lim to incur liability to UCSF, the parties agree to negotiate in good faith to agree upon alternative consideration that is consistent with the economic terms of the Note and that is consistent with and permitted by the terms of the UCSF Plan without payment to UCSF of any fee, consideration or other obligations by Consultant or Lim.

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

(d)

The Company shall pay all expenses of Consultant incurred in connection with the performance of the Services.  The Company shall pay all such expenses promptly upon receipt of a written request for such payment from Consultant, and in any event within 15 days of receipt of such written request.

4.

Term and Termination.

(a)

This term of this Agreement shall commence on the Effective Date and shall continue in effect until the second anniversary of the Effective Date (the “Term”).  The Term may be extended by mutual agreement of the parties.

(b)

Either party may terminate this Agreement prior to the end of the Term immediately on written notice only if the other party commits a material breach.

(c)

The rights and obligations of the parties set forth in Section 5, Section 6 and Section 7 shall survive the termination of this Agreement.

5.

Confidentiality.  Consultant acknowledges that Company has previously or may subsequently disclose to Consultant, and Consultant may obtain access to, certain proprietary information of Company, including, without limitation, intellectual property, business plans, client lists, client information, business methods, technical information, financial information, promotional material, know-how and other procedures (hereinafter referred to as “Confidential Information”). Consultant further acknowledges that all such Confidential Information is and shall remain the exclusive property of Company. Consultant agrees to keep such Confidential Information in confidence and further agrees that it will not disclose to third parties any of the Confidential Information which the Company has disclosed or will disclose to it or to which it has been or will be given access, or use any such Confidential Information in any way either during the Term or at any time thereafter, except in the performance of its obligations hereunder. For the purpose of this Agreement, Confidential Information will not include (i) information which is in the public domain at the time of disclosure to Consultant or which, through no fault of Consultant, becomes part of the public domain after disclosure by Company to Consultant, (ii) information which Consultant can prove by reasonable written evidence was lawfully previously known by Consultant at the time of disclosure by Company without an obligation of confidentiality, and (iii) information obtained by Consultant in good faith from a third party who legally has a right to disclose such information to Consultant.  Furthermore, Consultant will not be considered to be in breach of this Agreement for disclosing information which Consultant is compelled to disclose pursuant to a subpoena or order of any court or government agency or other legal process. Consultant agrees to notify promptly the Company of such compelled disclosure and to cooperate with the Company, at the Company’s expense, in efforts by the Company to protect the confidentiality of the information that is the subject of such subpoena or order.  Upon termination of this Agreement, Consultant agrees to destroy or to return to the Company any and all information and data of the Company, whether in electronic or other form (including any copies), communicated or otherwise imparted to Consultant by the Company or to which Consultant gained access in connection with the performance of its duties hereunder, together with all of notes, work papers, memorandum, extracts and other materials, in written or electronic format, prepared by or for Consultant based upon the Confidential Information.

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

6.

Indemnification.

(a)

The Company agrees to indemnify, defend and hold harmless Consultant, and each of Consultant’s directors, officers, employees, shareholders, other constituents, attorneys and agents (collectively, the “Consultant Affiliates”) from and against any and all losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys’ fees and litigation costs, arising from or related to any claim brought against Consultant or any of the Consultant Affiliates by a third party arising from or relating to the acts or omissions of the Company, unless primarily attributable to the willful misconduct or gross negligence of Consultant in the performance of the Services.

(b)

Consultant agrees to indemnify, defend and hold harmless the Company and each of the Company’s directors, officers, employees, stockholders, other constituents, attorneys and agents (collectively, the “Company Affiliates”) from and against any and all losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys’ fees and litigation costs, arising from or related to any claim brought against the Company or any of the Company Affiliates by a third party relating to the material breach by Consultant of any of Consultant’s obligations or representations set forth in this Agreement, unless primarily attributable to the willful misconduct or gross negligence of the Company.

(c)

A party that is entitled to indemnification hereunder (“Indemnitee”) shall promptly notify the other party (“Indemnitor”) in writing of any and all claims brought against it for which it intends to seek indemnification hereunder and Indemnitor shall assume the defense of such claims through counsel of the Indemnitor’s choosing reasonably satisfactory to Indemnitee. Notwithstanding the foregoing, if Indemnitee reasonably believes that counsel selected by Indemnitor has a conflict of interest, Indemnitee may select its own counsel and Indemnitor will reimburse Indemnitee on demand for all costs and expenses of such counsel. Indemnitee shall provide such assistance in the defense of the claims as Indemnitor may reasonably request, at Indemnitor’s expense. Indemnitor may not agree to any settlement of a claim brought against Indemnitee without Indemnitee’s prior written consent unless such settlement involves both (i) solely the payment of money by Indemnitor with no admission of liability on the part of Indemnitee and (ii) a complete release of claims against the Indemnitee by the claimant(s).

7.

Miscellaneous.

(a)

Entire Agreement. This Agreement contains the entire agreement of the parties, and supersedes and cancels all prior agreements and understandings, written and oral, regarding the subject matter of this Agreement. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

(b)

Amendment. No amendment or supplement to this Agreement shall be effective unless in writing and signed by both of the parties.

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

(c)

Waiver. No waiver by either party of any of its rights under or arising from this Agreement shall be effective unless in writing and signed by the party granting such waiver. No failure by either party to exercise any of such party’s rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by either party to demand exact compliance with the terms hereof. A waiver by either party of any particular default by the other party shall not affect or impair such party’s rights in respect to any subsequent default of the same or a different nature, nor shall any delay or omission of either party to exercise any rights arising from any default by the other party affect or impair such party’s rights as to such default or any subsequent default.

(d)

Assignment. The rights and duties of the parties hereunder shall not be assignable by either party, except that the Company may assign this Agreement and all rights and obligations hereunder to any party that succeeds to all or substantially all of the business of the Company through merger, consolidation or corporate reorganization or by acquisition of all or substantially all of the assets of the Company.

(e)

Severability. If any provision of this Agreement or any part of any provision, or the application of this Agreement or any part hereof to any party or circumstance, shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the application of the remainder of such provision to parties or circumstances other that those as to which it has been held invalid or unenforceable shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. The parties also agree that, if any portion of this Agreement or any part thereof, or any application of this Agreement or any part hereof to any party or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible, and in addition any court may so modify the objectionable provision as necessary to make it valid, reasonable and enforceable.

(f)

Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and delivered to each party by facsimile, electronic mail, mail, overnight delivery courier or personal delivery at the respective addresses of the parties as set forth on the signature pages hereto, or at such other address or facsimile number as the Company shall have furnished to the Investor in writing or as the Investor shall have furnished to the Company in writing.  All such notices and communications will be deemed effectively given upon the earliest of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile or electronic mail (with receipt of appropriate confirmation), if such delivery is made during the normal business hours of the recipient, and if such delivery is made after normal business hours of the recipient, two business days after such delivery; (iv) when sent by overnight delivery, one business day after being deposited with an overnight courier service of recognized standing, if such deposit is made during the normal business hours of the sender, and if such deposit is made

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

after the normal business hours of the sender, then two business days after such deposit; and (v) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, four business days after being so deposited in the U.S. mail.  Either party may change the address to which notices to such party may be given hereunder by serving proper notice of such change of address to the other party in accordance with the terms of this Section 7(f).

(g)

Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to the conflicts of law principles of California or of any other jurisdiction.

(h)

Venue. Any and all suits for any and every breach of this Agreement may be instituted and maintained in any state or federal court of competent jurisdiction located in the City and County of San Francisco, and the parties hereto consent to the jurisdiction and venue in such courts and the service of process by certified or registered mail, or nationally recognized express courier, to the addresses for the parties provided for notices herein.

(i)

Headings. The Section headings used in this Agreement have been inserted for reference purposes only and shall have no significance in the interpretation of this Agreement.

(j)

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.   Counterparts may be delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com ) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(k)

Joint Preparation. This Agreement has been subject to arm’s length negotiation by the parties. The parties irrevocably waive and agree that no presumption arising by operation of law attributable to the authorship of this Agreement shall be applicable.

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CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

IN WITNESS WHEREOF, of the parties have executed this Agreement as of the Effective Date.

COMPANY:

ACCUREXA INC.

By:

/s/ George Yu

George Yu

President and Chief Executive Officer

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

IN WITNESS WHEREOF, of the parties have executed this Agreement as of the Effective Date.

CONSULTANT:

LIM DEVELOPMENT GROUP

By:

/s/ Daniel Lim

Daniel Lim

President and Chief Executive Officer

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

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SECURED CONVERTIBLE PROMISSORY NOTE

CONSULTING AGREEMENT BETWEEN ACCUREXA INC. AND LIM DEVELOPMENT GROUP

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